Exhibit 10.13

[LAS VEGAS McCARRAN INTERNATIONAL AIRPORT LETTERHEAD]

April 14, 2003

Mr. Andrew Levy
Corporate Secretary & Treasurer
 ALLEGIANT AIR, INC.
3291 North Buffalo Drive, Suite 8
Las Vegas, NV 89129

RE:    AIRLINE OPERATING PERMIT—McCarran International Airport

Dear Mr. Levy:

        Pursuant to applicable provisions of the Clark County Airline Rates and Charges Ordinance 20.10, as amended, effective July 1, 2001, the Clark County Department of Aviation, hereinafter "County," is granting this Airline Operating Permit, hereinafter "Permit," allowing ALLEGIANT AIR, INC., hereinafter "Company," operational rights and privileges as an air transportation company at McCarran International Airport, hereinafter referred to as "Airport," predicated upon Company's acceptance of the following conditions:

  1.
  TERM. The term of this Airline Operating Permit, hereinafter "Permit," will commence on April 22, 2003, and continue on a month-to-month basis and will be automatically extended for each successive month thereafter unless terminated by thirty (30) days advance written notice by either party.

  2.
  USE. Upon performance of the agreements, provisions and conditions contained in this Permit, Company will have the use of the Premises for the purpose of operating a scheduled air transportation business and for no other purpose except as may be approved, in writing, by the Director of Aviation or designee.

  3.
  RENTS AND FEES. Company will pay to County directly the following rates, charges, and/or fees:

  3.1
  Passenger Facility Charges:

      Three and 00/100 ($3.00) Dollars per enplaned revenue passenger, less the amount allowed by Federal Aviation Regulation Part 158 to be retained by the air carrier.

    3.2
    Landing Fees:

      Current rate of One and 22/100 ($1.22) Dollars per 1,000 pounds, or fraction thereof, of maximum gross landing weight. Landing fees shall be collected for all flights and/or landings, which shall include but is not limited to scheduled operations, cargo operations, training, emergencies, or other similar operations.

    3.3
    Joint Use Fee:

      Company will pay rent at the rate of current rate of Sixty-Eight and 04/100 ($68.04) Dollars per square foot per annum for space jointly used by the air transportation companies and/or airline servicing companies, allocated as follows: Ninety percent (90%) of the charge for joint use space will be prorated according to the ratio of (i) the number of each air transportation company's or airline servicing company's enplaning passengers at the Airport during the most recent month for which such information is available to (ii) the total number of enplaning passengers at the Airport during the most recent month for which such information is available of all air transportation companies and airline servicing companies using joint use space. The remaining ten percent (10%) will be prorated in equal shares among all air transportation companies and airline servicing companies that use the joint use space and operate flight schedules five or more days per week. One equal ten percent (10%) share shall be further divided on a direct proration basis among the Permitted carriers.

    3.4
    Exclusive Space Rental:

      OFFICE SPACE—NORTH TICKETING, LEVEL 1
      Exclusive Use Space:       227 square feet (total)—Door No. TB/1416
      227 sq. ft @ the current rate of       $68.04 per square foot per year (psfpy)
      $15,445.08 annually;       $1,287.09 monthly
      Exhibit A: Engineering Drawing No. L-1431, Sheet 1 of 1, Dated 04/03

    3.5
    Common Use Fees:

      The current rate of Forty Cents ($0.40) per enplaned passenger for non-exclusive use of ticket counter, sky cap podiums, baggage conveyor systems, and baggage make-up room. Such use is subject to scheduling, as identified in Section 10.

    3.6
    Common Use Per Turn Gate Use Fees:

      The current rate of One Hundred Eighty and 00/100 ($180.00) Dollars per turn for narrow body aircraft operations and Three Hundred and 00/100 ($300.00) Dollars per turn for wide body aircraft operations.

    3.7
    Off-Gate Parking Fees:

      Company shall pay aircraft paring charges for off-gate positions at the following rates:

      •
      Less than six (6) consecutive hours = No Charge

      •
      More than six (6) consecutive hours but less than twelve (12) consecutive hours = One Hundred and 00/100 ($100.00) Dollars.

      •
      More than twelve (12) consecutive hours but less than twenty-four (24) consecutive hours = Three Hundred and 00/100 ($300.00) Dollars.

      •
      More than twenty-four (24) consecutive hours but less than forty-eight (48) consecutive hours = Six Hundred and 00/100 ($600.00) Dollars.

      •
      More than forty-eight (48) consecutive hours = Six Hundred and 00/100 ($600.00) Dollars shall be added for each subsequent twenty-four (24) hour period or any portion thereof.

    3.8
    Ground Handling Fees:

      Company will be subject to payment of the County's ground handling fees equal to five percent (5%) of the total ground handling charges, through its County approved ground handler. Such arrangements shall be made to ensure that such payments are being made on behalf of Company to County.

      Company will use best efforts to ensure that payments are made to the County in a timely manner.

    Company understands and agrees that County retains the sole right to redetermine rates, charges, and/or fees from time to time. County will provide advance written notice of these fee changes. The Airline Rates and Charges Ordinance, as applicable, and as amended from time to time is incorporated in this Permit by reference and is considered a part hereof. Company will be subject to all of the terms and conditions as a condition of Company's use of this Airport.

2

  4.
  METHOD OF PAYMENTS AND REPORTS. On or before the 15th of each month (Due Date), Company will submit an activity report to County for its aircraft, passenger, and cargo activities at the Airport for the preceding month's activities on forms acceptable to County, together with a check in payment for Company's operations at the Airport in accordance with Section 3 above.

  5.
  RECORDS AND AUDIT. Company agrees to make books, records, and accounts of all Company's Airport business activities available at any time upon written request, Monday through Friday, 9:00 AM to 5:00 PM, for the inspection by County, or such agents, employees, or accountants as County may designate. County will at any time have the right to cause an audit of the Company's business relative to its operations at the Airport to be made by a Certified Public Accountant of County's selection, and if the business activity reports previously made to County by Company are found to be intentionally understated in any respect or to be understated (either intentionally or unintentionally) by a greater margin than one percent (1%) of Company's actual activity for the period of review, as shown by such audit, Company will immediately pay to County the costs of such audit, as well as the additional payments shown to be payable to County by Company, otherwise the cost of such audit will be paid by County. If such audit discloses any willful or intentional inaccuracies, this Airline Operating Permit, at the option of County and as a cumulative remedy, may be thereupon canceled and terminated.

  6.
  LETTER OF CREDIT. Within ten (10) days of issuance of this Airline Operating Permit, Company agrees to provide a security deposit to County based on an amount which is equal to no less than One Hundred Thirty-Five Thousand and 00/100 ($135,000.00) Dollars for two (2) months estimated rates, charges, and/or fees, including PFCs, owed to County as determined at County's sole discretion. Such security deposit will be in the form of an irrevocable Letter of Credit. In the event Company fails to make payments in accordance with the requirements of this Permit, County has the right to apply such security deposit as may be necessary or to exercise any other legal remedies to which it may be entitled.

  7.
  LATE FEES. Any payment due by Company to County that is not received within three (3) days after the due date will accrue interest at the interest rate of twelve percent (12%) per annum from the due date until paid in full.

  8.
  TAXES, LICENSES, PERMITS. Company will promptly pay all taxes, excises, license fees and permit fees of whatever nature applicable to its operation hereunder. Company may elect, however, at its own cost and expense, to contest any such tax, excise, levy or assessment. Company will keep current municipal, state or federal licenses or permits required for the conduct of its business.

  9.
  TICKET COUNTER AND GATE ASSIGNMENT. County has the right to schedule or otherwise assign all Common Use Facilities and County gates. Company shall be responsible to notify County, in advance, of its facility requirements for ticket counter and/or gate use. Company acknowledges that the County will assign the use of Common Use ticket counter positions and gate holdrooms and that such assignments will be reasonably determined at the sole discretion of the County.

  10.
  IMPROVEMENTS. Company has inspected the facilities and accepts same in present condition. Any changes, modifications, or alterations will be at Company's sole cost and expense. Also, any changes or improvements are subject to County's prior written approval. Plans for any such improvements are to be submitted to the office of the County's Assistant Director of Finance, (702) 261-51700, for County coordination and approval. Upon termination of this Airline Operating Permit, howsoever caused, Company will vacate any Assigned Areas, as applicable, and return the area to its original condition, normal wear and

3

    tear excepted. All material items, whether owned by Company or are in Company's custody and control, shall be removed from the Premises. Any material items left behind by, or on behalf, of Company shall be considered abandoned and shall be disposed of accordingly at the sole cost of Company.

  11.
  SUBLEASING. Company will not sublease, rent or permit any persons, firms or corporations to occupy or use any part of the facilities or Assigned Areas, as may be applicable, without having received the written consent of County's Director of Aviation therefor. Any arrangements must be in the form of a written instrument and must be specifically for purposes and uses of the facilities, including Assigned Areas as may be applicable, as authorized under this Airline Operating Permit and subject to the provisions of this Airline Operating Permit. Company will submit a copy of such writing at the time of requesting County's consent therefor.

  12.
  COUNTY'S RESPONSIBILITIES. In the occupancy of Company's Assigned Areas, as applicable, hereunder, County will provide:

  12.1
  Existing electrical outlets only in the Assigned Areas.

  12.2
  Basic power for general area illumination.

  12.3
  General area heat and air conditioning.

  12.4
  All building exterior repairs except those caused by negligence on the part of Company or its clients, ground handlers, employees, agents, contractors, or subcontractors.

  12.5
  Common-Use computer equipment at the ticket counter and gate podium positions.

  13.
  COMPANY'S RESPONSIBILITIES. In the occupancy of Company's Assigned Areas, as applicable, hereunder, Company will provide:

  13.1
  Any modifications or connections to existing heating, air conditioning, plumbing, and electrical systems as required by Company, including the payment of connection fees and any recurring periodic charges.

  13.2
  Telephone systems, including the payment of connection fees and any recurring periodic charges.

  13.3
  Interior walls.

  13.4
  Additional illumination or decorative lighting.

  13.5
  Teletype or computer system, which shall include all other common-use computer equipment not listed in Paragraph 14.5 above, if desired, including the payment of installation, maintenance, and utility charges therefor.

  13.6
  Electrical power for additional elements based on general power rates established by County's Energy Management Section. However, County may require the installation of a meter by Company so that Company may become a direct customer of Nevada Power Company. Company will be responsible for the payment of connection fees and any recurring periodic charges.

  13.7
  Furnishings and equipment.

  13.8
  Repair, maintenance, and janitorial for the Exclusive Use Space, as more particularly defined in the Maintenance Matrix, Exhibit "E," attached thereto and by reference made a part hereof. If Company fails to perform its obligations under this subsection, County may do so after reasonable notice and recover its entire cost plus a fifteen percent (15%) administrative charge from Company.

4

    13.9
    Company shall be ultimately responsible for all aspects of safety and security relating to Company's operations, including but not limited to, providing access to the aircraft for physically challenged passengers as may be appropriate and as required under 49 CFR part 27, whether or not the aircraft type is specifically excluded from this ruling.

  14.
  INDEMNIFICATION. Company agrees to indemnify and hold County forever harmless from and against all liability, loss, demand, judgements or other expense, including, but not limited to, defense costs, expenses and reasonable attorney fees, imposed upon County by reason of injuries or death of persons, including wrongful death, and damages to property caused during or because of Company's use or occupancy of County property or any actions or non-actions of Company, its officers, employees agents, or other representatives, including movement of aircraft, provided, however, that such indemnity will not apply as to any negligent act or omission solely that of County, its employees, agents, or representatives.

  15.
  INSURANCE. Prior to commencement of service, Company must provide certificates of insurance in the amounts as follows:

  15.1
  Aircraft liability insurance and commercial general public liability insurance, including hangarkeepers liability insurance, for claims of property damage, bodily injury, or death allegedly resulting from Company's activities into, on, and leaving any part of the Airport or the County Airport System, in an amount not less than One Hundred and Fifty Million ($150,000,000.00) Dollars.

  15.2
  Automobile liability insurance, if applicable, in an amount adequate to cover automobile insurance on the Airport in an amount not less than Five Million ($5,000,000.00) Dollars per person and per occurrence, if applicable.

    County, its officials, officers, employees, and volunteers are to be named as additional insureds on the above-referenced certificates of insurance. Copies of such certificates are to be provided to County Business and Development Division at the Airport.

  16.
  RULES AND REGULATIONS. Company must adhere to the Airport Rules and Regulations Manual, Operating Directives, Airport Security Plan, Airport Emergency Plan, Airport Certification Manual, Airport Tenant Improvement Manual and the Environmental Directives as they are amended from time to time.

  17.
  STANDARDS OF OPERATION. Company will, in and about the Airport, exercise reasonable control over the conduct, demeanor and appearance of its agents and representatives and the conduct of its contractors and suppliers. Upon objection from County to Company concerning the conduct, demeanor or appearance of such persons, Company will, within a reasonable time, remedy the cause of the objection.

  18.
  USE OF EQUIPMENT. It is acknowledged by County that Company may use certain vehicles and equipment in the operation of its business pursuant to this Airline Operating Permit. The use and movement of these vehicles and equipment in, on, or about the ramp areas and any other areas of the Airport covered by the terms of this Airline Operating Permit will be operated by Company, its employees, or agents in accordance with responsible safety and traffic practices and in accordance with any rules, regulations, and procedures established by County or any other governmental agency. The vehicles and equipment will be parked or stored as instructed by County. At County's request, Company will provide County with a current list of its owned or leased automotive equipment to be utilized pursuant to this Airline Operating Permit.

  19.
  SIGNS. Company will not erect, install, operate, or cause or permit to be erected, installed or operated in or upon the Airport or any other County property, any signs or other similar

5

    advertising devices for its own business without having first obtained the written consent of County. Such written consent may consider and provide conditions concerning factors including, but not limited to, size, type, content, and method of installation.

  20.
  BADGING. Company must obtain Airport security registration and badging for their eligible employees and pay the related costs. Company shall pay to County the current rate of Ten and 00/100 ($10.00) Dollars per badge issued. Lost badge fees will be charged at the current rate of Twenty-Five and 00/100 ($25.00) Dollars per badge for the first lost badge and Fifty and 00/100 ($50.00) Dollars per badge for the second lost badge, in addition to the per badge fee as listed above. Company must obtain Airport badging for its employees, subcontractors, suppliers, agents, and representatives, and pay any and all related costs associated with this privilege. Said badges will only be valid for the period of this Permit and must be returned to the Airport Badging Office within twenty-four (24) hours or the next business day after expiration or suspension and/or termination of this Permit.

  21.
  AIRPORT SECURITY PROGRAM. Company covenants that it will at all times maintain the integrity of the Airport's Security Plan and Transportation Security Administration (TSA) Regulations 49 CFR Parts 1500, 1520, 1540, 1542, 1544, 1546, 1548, and 1550, as promulgated, and that it will always maintain the security of any airfield access which Company maintains. Company hereby agrees that it shall also be responsible for conducting and verifying any and all required background checks and for badging for any and all of its employees, subcontractors, suppliers, agents, and/or representatives. Company also hereby agrees that it shall also be responsible for any and all of the actions of its employees, subcontractors, suppliers, agents, and/or representatives and shall provide any and all necessary escorts, as outlined in the Airport's Security Plan, at all times.

    Should Company, its employees, subcontractors, suppliers, agents, and/or representatives cause any security violation, and should County be cited for a civil penalty for such security violation, Company agrees to reimburse County for any monetary civil penalty which may be imposed by the Federal Aviation Administration. Company will have badge/access privileges immediately suspended and/or revoked by the Airport Security Administrator for failure to adhere to the Airport's Security Plan or for failure to return all badges within the time frames specified herein. Such actions may also result in the immediate termination of this Permit, at the sole discretion of the County.

  22.
  SECURITY AND SCREENING. Company will be subject to satisfactory payment arrangements with the firm providing security screening at the Airport. Company will use its best efforts to ensure that payments are made to the firm providing security screening in a timely manner.

  23.
  FUELING CONSORTIUM. Company will be subject to satisfactory payment arrangements with the Airport's fueling consortium. Company will use best efforts to ensure that payments are made to the Airport's fueling consortium in a timely manner.

  24.
  EMPLOYEE PARKING. Parking for Company's employees working at the Airport may be available in a parking area as determined by County at rates equal to those paid by other Airport tenants. The present rate is Ten and 00/100 ($10.00) Dollars per month per employee parking permit. Company must provide County with the names of eligible employees and make arrangements for monthly invoicing for the charges. Please contact the Airport Parking Office, (702) 261-5186, regarding the above.

  25.
  ENVIRONMENTAL COMPLIANCE. Company hereby agrees to be bound in the operation of its service at the Airport by all Airport Rules and Regulations, Operating Directives, Airport Tenant Improvement Manual, Airport Environmental Compliance Handbook, Nevada Revised

6

    Statutes, County Ordinances or other such governmental regulations, whether municipal, state or federal, including, but not limited to, all environmental laws and will immediately, upon request, verify compliance to any such requirement. Company must adhere to the Airport Rules and Regulations, as may be amended from time to time. Company agrees to be subject to any fines from violations of any of the Rules and Regulations and/or Operating Directives.

    Company will not cause or permit any hazardous material to be used, generated, manufactured, produced, stored, brought upon, or released on, under or about the Assigned Areas, as applicable, or transported to and from the Assigned Areas, as applicable, by Company, its Sublessees, their agents, employees, contractors, invitees or a third party in violation of any environmental rules, regulations, ordinances, or laws.

    If the presence of any hazardous material on, under or about the Assigned Areas, as applicable, caused, or permitted by Company results in any contamination of the Airport, Company will promptly take all actions, at its sole cost and expense, as are necessary to return the affected area to the condition existing prior to the introduction of any such hazardous material. Company will take all steps necessary to remedy and remove any such hazardous materials and special wastes and any other environmental contamination as is presently or subsequently discovered on or under the Assigned Areas, as applicable, as are necessary to protect the public health and safety and the environment from actual or potential harm and to bring the Assigned Areas, as applicable, into compliance with all environmental requirements. Such procedures are subject to:

    A.
    Prior approval of Director of Aviation, which approval will not be unreasonably withheld. Company will submit to Director of Aviation a written plan for completing all remediation work. Director of Aviation retains the right to review and inspect all such work at any time using consultants and/or representatives of its choice.

    B.
    Such actions of remediation by Company will not potentially have any material adverse long-term effect on the Assigned Areas, as applicable, in the sole judgement of the Director of Aviation or designee.

  26.
  NOTICES. All notices, requests, consents, and approvals under this Permit will be served or given only by Certified or Registered mail, except in cases of emergency, in which case they will be confirmed by Certified or Registered mail.

    Notices intended for County will be addressed to:

      Clark County, Nevada
      Director of Aviation
      P.O. Box 11005
      Las Vegas, Nevada 89111-1005

    or to such other address as may be designated by County by written notice to Company.

    Notices intended for Company will be addressed to:

      Mr. Andrew C. Levy
      Corporate Secretary and Treasurer
       ALLEGIANT AIR, INC.
      3291 North Buffalo Drive, Suite 8
      Las Vegas, NV 89129
      (702) 256-4332 FAX (702) 256-7209

7

  27.
  The Director of Aviation, or designee, has the authority to act on behalf of the Board of County Commissioners for all purposes of this Permit, including the ability to terminate this Permit as set forth herein.

        A space is provided below for the acknowledgment and acceptance of the contents of this Permit. Please have an officer or agent of Company with authority to bind ALLEGIANT AIR, INC. execute and return one copy of this Permit to our office. The second copy is provided for your files.

Sincerely, /s/ Randall H. Walker	Contents Acknowledged And Accepted: ALLEGIANT AIR, INC.
RANDALL H. WALKER Director of Aviation	BY:	/s/ Andrew C. Levy

	PRINT:	Andrew C. Levy

RHW:jo
	TITLE:	Secretary & Treasurer

	DATE:	4/18/2003

cc:	R. Vassiliadis M. Traasdahl A. Koster	R. Johnson R. LePore	S. Kichline C. Donaldson	B. Klien D. Golish	B. Bolton S. Nash

8

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L1431

[LAS VEGAS McCARRAN INTERNATIONAL AIRPORT LETTERHEAD]

February 9, 2004

Mr. Andrew Levy
Managing Director
 ALLEGIANT AIR, INC.
3301 North Buffalo Drive, Suite B-9
Las Vegas, NV 89129

RE:    Space Use Letter No. 1—D-Gates East Wing, Level 1 and Level 2

Dear Mr. Levy:

        In accordance with Section 3, Rents and Fees, of the Airline Operating Permit, dated April 14, 2003, hereinafter "Permit," the Clark County Department of Aviation, hereinafter "County," at the request of ALLEGIANT AIR, INC., hereinafter "Company," is adding the following Premises at McCarran International Airport, effective February 15, 2004, as follows:

  D-Gates East Wing, Level 1—Operations Area, Room Nos. S2/10025, S2/11026B, S2/11027, S2/11028, S2/11031, S2/11032, S2/11033, S2/11034, S2/11034A, S2/11035, S2/11036A, S2/11036B, and S2/11037
  Exclusive Use Space:      2,553 square feet
      2,553sq. ft @ the current rate of   $68.04 per square foot per annum (psfpa)
      $173,706.12 annually;   $14,475.51 monthly
  Exhibit A:    Engineering Drawing No. L-l 759, Sheet 1 of 1, Dated 01/04

  D-Gates East Wing, Level 1—Dripline D-4,
  Preferential Use Space:   1,872 square feet
      1,872sq. ft @ the current rate of   $68.04 per square foot per annum (psfpa)
      $127,370.88 annually;   $10,614.24 monthly
  Exhibit A:    Engineering Drawing No. L-1760, Sheet 1 of 1, Dated 01/04

  D-Gates East Wing, Level 2—Holdroom D-4
  Preferential Use Space:   3,249 square feet
      3,249sq. ft @ the current rate of   $68.04 per square foot per annum (psfpa)
      $221,061.96 annually;   $18,421.83 monthly
  Exhibit A:    Engineering Drawing No. L-1761, Sheet 1 of 1, Dated 01/04

        County and Company agree to the following terms and conditions related to the occupancy of the Premises:

1.
The term of this Space Use Letter No. 1 shall run on a month-to-month, unless terminated by either party, as provided under the terms and conditions of the Permit.

2.
Company agrees to indemnify Clark County regarding its use of the Premises in accordance with Section 14, Indemnification, of the Permit.

3.
Company understands that all responsibilities regarding maintenance of the Premises will be as described in the Permit.

4.
Company agrees that it has viewed the space and by execution of this Space Use Letter No. 1 hereby accepts the Premises in "AS IS" condition.

5.
All material items, whether owned by Company or which are in Company's custody and control, shall be removed from the Premises. Any material items left behind, or on behalf of Company shall be considered abandoned and shall be disposed of accordingly at the sole cost of Company.

6.
The Director of Aviation, or designee, has the authority to act on behalf of the Board of County Commissioners for all purposes of this Space Use Letter No. 1, including the ability to terminate this Letter as set forth herein.

        Please incorporate into Company's Permit the enclosed Exhibit A, Engineering Drawing No. L-1759, L-1760, and L-1761, as referenced above.

        A space is provided below for your acknowledgment and acceptance of the contents of this letter; however, use of the subject space and/or equipment will be evidence of acceptance by Company. Please have the appropriate corporate signature affixed and return one (1) original to our office. The second original is provided for your records.

Sincerely,	Contents Acknowledged & Accepted:
/s/ Randall H. Walker
RANDALL H. WALKER	ALLEGIANT AIR, INC.
Director of Aviation
	BY:	/s/ Andrew C. Levy

	PRINT:	Andrew C. Levy

RHW:jo	TITLE:	Managing Director

Attachment	DATE:	2/27/04

cc:	Rosemary A. Vassiliadis	Phil Murray	Scott Kichline
	Barbara L. Bolton, AAE	Harry Waters	Ralph LePore
	Bill Klein	Marc Traasdahl	Cindy Casey-Donaldson
	Dottie Golish-Gomez	Susan Nash	Majed Khater
	Anita Koster	Keny Wilper, LAS Station Manager

2

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L1759

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L1760

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L1761

[LAS VEGAS McCARRAN INTERNATIONAL AIRPORT LETTERHEAD]

May 5, 2005

Mr. Andrew Levy
Managing Director
 ALLEGIANT AIR, INC.
3301 North Buffalo Drive, Suite B-9
Las Vegas, NV 89129

RE:    Space Use Letter No. 2—Operations Space
           Exclusive Use Space, South Baggage Claim, Level 1

Dear Mr. Levy:

        In accordance with Section 3, Rents and Fees, Airline Operating Permit, dated April 14, 2003, hereinafter "Permit," the Clark County Department of Aviation, hereinafter "County," at the request of ALLEGIANT AIR, INC., hereinafter "Company," is modifying the following Premises at McCarran International Airport, as follows:

ACTION 1: By deleting the following Exclusive Use Space from the Permit, effective March 31, 2005:

        North Ticketing, Level 1—Office, Door No. TB/1416
        Exclusive Use Space: 227 square feet
                    227 sq. ft @ the current rate of $68.04 per square foot per annum (psfpa)
                    Fifteen Thousand Four Hundred Forty-Five and 08/100 ($15,445.08) annually; One
                    Thousand Two Hundred Eighty-Seven and 09/100 ($1,287.09) monthly
Exhibit A:    Engineering Drawing No. L-1431, Sheet 1 of 1, Dated 4/03

ACTION 2: By adding the following Exclusive Use Space to the Permit, effective April 1, 2005:

        South Baggage Claim, Level 1—Baggage Service Office, Door Nos. CT/1416.1A and CT/1416.1B
        Exclusive Use Space: 227 square feet
                    227 sq. ft @ the current rate of $68.04 per square foot per annum (psfpa)
                    Fifteen Thousand Four Hundred Forty-Five and 08/100 ($15,445.08) annually; One
                    Thousand Two Hundred Eighty-Seven and 09/100 ($1,287.09) monthly
Exhibit A:    Engineering Drawing No. L-2036, Sheet 1 of 1, Dated 3/05

        County and Company agree to the following terms and condition related to the occupancy of the Premises:

1.
The term of this Space Use Letter No. 2 shall run on a month-to-month basis, unless canceled by either party, as provided under the terms and conditions of the Permit.

2.
Company agrees to indemnify Clark County regarding its use of the Premises in accordance with Section 14, Indemnification, of the Permit.

3.
Company understands that all responsibilities regarding maintenance of the Premises will be as described in the Permit.

4.
Company agrees that it has viewed the space and by execution of this Space Use Letter No. 2 hereby accepts the Premises in "AS IS" condition.

5.
All material items, whether owned by Company or are in Company's custody and control, shall be removed from the Premises. Any material items left behind, or on behalf of Company shall be considered abandoned and shall be disposed of accordingly at the sole cost of Company.

6.
Company shall restore Premises to original condition, reasonable wear and tear excepted.

7.
The Director of Aviation, or designee, has the authority to act on behalf of the Board of County Commissioners for all purposes of this Space Use Letter No. 2, including the ability to terminate this Space Use Letter No. 2 as set forth herein.

        Please delete from Company's Permit the enclosed Exhibit A, Engineering Drawing No. L-1431, as referenced above.

        Please incorporate into Company's Permit the enclosed Exhibit A, Engineering Drawing No. L-2036, as referenced above.

        You will not receive an adjusting invoice for the months of April 2005 and May 2005. The invoices previously submitted for these months are sufficient since the square footage for the added space and the deleted space are the same.

2

        A space is provided below for your acknowledgment and acceptance of the contents of this Space Use Letter No. 2, however, use of the subject space and/or equipment will be evidence of acceptance by Company. Please have the appropriate corporate signature affixed and return one (1) original to our office. The second original is provided for your records.

Sincerely,	Contents Acknowledged & Accepted:
/s/ Randall H. Walker	ALLEGIANT AIR, LLC
RANDALL H. WALKER
Director of Aviation
	BY:	/s/ Andrew C. Levy

	PRINT:	Andrew C. Levy

RHW:jo	TITLE:	Managing Director

Attachment	DATE:	7/12/2005

cc:	Rosemary A. Vassiliadis	Alan Stewart	Phil Murrary	Scott Kichline
	Barbara L. Bolton, AAE	Ralph LePore	Bill Klein	Harry Waters
	Cindy Casey-Donaldson	Jim Palmer	Scott Van Horn	Majed Khater
	Tony Roma	Susan Nash	Anita Koster
Bob Williamson, LAS Station Manager

3

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L1431

EXHIBIT "A"
[LOCATION MAP]
Drawing No. L2036

[LAS VEGAS McCARRAN INTERNATIONAL AIRPORT LETTERHEAD]

July 25, 2005

Mr. Andrew C. Levy
Managing Director
 ALLEGIANT AIR, INC.
3301 North Buffalo Drive, Suite B-9
Las Vegas, NV 89129

RE: Space Use Letter No. 3—Joint Use Space Modification

Dear Mr. Levy:

        In accordance with the Airline Operating Permit, dated April 14, 2003, hereinafter "Permit," the Clark County Department of Aviation, hereinafter "County," at the request of ALLEGIANT AIR, INC., hereinafter "Company," is adding the following drawings for Joint Use Space at McCarran International Airport, effective July 1, 2005:

ACTION 1: By adding the following Joint Use Space to Section 3.3 of the Permit:

Baggage Claim, Level 0—Baggage Handling Areas
Joint Use Space: 104,144 square feet
Exhibit B1:	Engineering Drawing No. L-1423, Sheet 1 of 1, Dated 3/03
Baggage Claim, Level 1—Baggage Claim Carrousel Areas
Joint Use Space: 105,554 square feet
Exhibit B1:	Engineering Drawing No. L-1424, Sheet 1 of 1, Dated 3/03
Airfield/Terminal Transition Areas, Level 0—Baggage Service Tunnels
Joint Use Space: 32,015 square feet
Exhibit B1:	Engineering Drawing No. L-1425, Sheet 1 of 1, Dated 3/03
Terminal 1, Rotunda, Level 2—A/B Security Checkpoint
Joint Use Space: 8,814 square feet
Exhibit B1:	Engineering Drawing No. L-1426, Sheet 1 of 1, Dated 5/03
North Ticketing, Level 1—Baggage Screening Nodes
Joint Use Space: 3,455 square feet
Exhibit B1:	Engineering Drawing No. L-1450, Sheet 1 of 1, Dated 5/03
Central Ticketing, Level 1—Baggage Screening Nodes
Joint Use Space: 4,398 square feet
Exhibit B1:	Engineering Drawing No. L-1451, Sheet 1 of 1, Dated 5/03
South Ticketing, Level 1—Baggage Screening Nodes
Joint Use Space: 4,497 square feet
Exhibit B1:	Engineering Drawing No. L-1452, Sheet 1 of 1, Dated 5/03
C-Gates Bus Plaza, Level 1—Security Checkpoint
Joint Use Space: 2,351 square feet
Exhibit B1:	Engineering Drawing No. L-1647, Sheet 1 of 1, Dated 5/03
South Baggage Claim Esplanade, Level 2—C/D Security Checkpoint
Joint Use Space: 33,056 square feet
Exhibit B1:	Engineering Drawing No. L-2106, Sheet 1 of 1, Dated 7/05

        County and Company agree to the following terms and conditions related to the occupancy of the Joint Use Space:

1.
The term of this Space Use Letter No. 3 shall run on a month-to-month basis, unless canceled by either party, as provided under the terms and conditions of the Permit.

2.
Company agrees to indemnify Clark County regarding its use of the Joint Use Space in accordance with Section 14, Indemnification, of the Permit.

3.
Company understands that all responsibilities regarding maintenance of the Joint Use Space will be as described in the Permit.

4.
Company agrees that it has viewed the space and by execution of this Space Use Letter No. 3 hereby accepts the Premises in "AS IS" condition.

5.
All material items, whether owned by Company or are in Company's custody and control, shall be removed from the Premises. Any material items left behind, or on behalf of Company shall be considered abandoned and shall be disposed of accordingly at the sole cost of Company.

6.
Company shall restore Premises to original condition, reasonable wear and tear excepted.

7.
The Director of Aviation, or designee, has the authority to act on behalf of the Board of County Commissioners for all purposes of this Space Use Letter No. 3, including the ability to terminate this Space Use Letter No. 3 as set forth herein.

        The new calculations for the total Joint Use Space total square footage is as follows, effective July 1, 2005:

  Joint Use Space: 298,284 square feet
      298,284 sq. ft. @ the current rate of $68.04 psfpy;
      $20,295,243.36 annually;   $1,691,270.28 monthly

        Please incorporate into Company's Permit the enclosed Exhibit Bl, Engineering Drawing Nos. L-1423, L-1424, L-1425, L-1426, L-1450, L-1451, L-1452, L-1647, and L-2106, as referenced above.

2

        A space is provided below for your acknowledgment and acceptance of the contents of this Space Use Letter No. 3; however, use of the subject space and/or equipment will be evidence of acceptance by Company. Please have the appropriate corporate signature affixed and return one (1) original to our office. The second original is provided for your records.

Sincerely,	Contents Acknowledged & Accepted:
/s/ Randall H. Walker	ALLEGIANT AIR, LLC
RANDALL H. WALKER
Director of Aviation
	BY:	/s/ Andrew C. Levy

	PRINT:	Andrew C. Levy

RHW:jo	TITLE:	Managing Director

Attachment	DATE:	9/2/2005

cc:	Rosemary A. Vassiliadis	Alan Stewart	Phil Murray	Scott Kichline
	Barbara L. Bolton, AAE	Ralph LePore	Bill Klein	Harry Waters
	Cindy Casey-Donaldson	Jim Palmer	Scott Van Horn	Majed Khater
	Tony Roma	Susan Nash	Anita Koster
Brian Manore, LAS Station Manger

3

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1423

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1424

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1425

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1426

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1450

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1451

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1452

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L1647

EXHIBIT "B1"
[LOCATION MAP]
Drawing No. L2106